Exhibit 99.1
Developing clinical stage small molecule therapeutics to treat hormonal and reproductive system disorders

Forward-Looking Statements This presentation contains forward-looking statements and information regarding the future performance and actions of Repros Therapeutics Inc. (RPRX) that involve risks and uncertainties that could cause actual results and actions to differ materially. These risks include those discussed in this presentation and others that can be found in Repros' Form 10-K for the year ended December 31, 2006 and in the Form 10-Q's for the quarters ended March 31, June 30 and September 30, 2007, which contain additional important risk factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. RPRX is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise. No forward-looking statement can be guaranteed and actual results may differ materially from those we project. The results of initial clinical trials do not necessarily predict the results of later-stage clinical trials. RPRX cannot guarantee that data collected from clinical trials of any product candidate will be sufficient to support FDA or other regulatory approval.

Repros Strategy Seek maximum return on shareholder investment through corporate transaction Focus on small molecule therapeutics for hormonal and reproductive system disorders that exhibit significant market potential and that are currently underserved Late stage development of highly differentiated drugs Proellex for the treatment of female reproductive system disorders Acute anemia associated with uterine fibroids Chronic relief of uterine fibroid symptoms Chronic relief of the symptoms associated with endometriosis Androxal for the treatment of endocrine disorders Treatment of Metabolic Syndrome in men with idiopathic adult onset hypogonadotropic hypogonadism Fertility preservation/improvement in treatment of 2^ hypogonadism Proven track record of efficient and rapid clinical development

Repros Market Opportunity Proellex Uterine fibroid anemia $140 million/year Uterine fibroid symptoms $1.75 billion/year Endometriosis symptoms $1.70 billion/year Androxal Fertility preservation $250 million/year Metabolic syndrome $>1 billion/year 2^ hypogonadism ex-US $100 million/year Total Potential Market ~$5.0 billion/year

Repros Pipeline

Proellex(r)

Proellex Overview New class of selective progesterone receptor modulator (SPRM) Suitable for chronic and acute indications Potential significant advantages over existing GnRHa standard of care No loss of bone mineral density in clinical trials No chronic drug treatments available Excellent, long-term IP protection US issued composition of matter patent to 2017 Eligible for Hatch-Waxman extension Potential use applications with life to 2027 Worldwide exclusive rights In-licensed from NIH Includes 43 additional compounds

Basis for New IND (submitted Q1'08) for Proellex for the Pre-Surgical Treatment of Anemia Associated with Uterine Fibroids

Roughly 40% of women seeking therapy for fibroids are anemic and therefore surgical risks

Results from US Phase IIb Study



1 g increase = ~1 pint of blood
p < 0.002 vs Pl
Median Hemoglobin g/DL
12.5
12
11.5
11
10.5
10
9.5
9
BL
Mo 1
Mo 2
Mo 3
Placebo
Proellex 25 mg

Estimated $120-$160 million annual market in major countries

Uterine Fibroids Large Underserved Market Most common tumor of the female reproductive tract Heavy bleeding / anemia Abdominal pressure / pain / urinary frequency Conservative Estimate, 15% of women of reproductive age with symptomatic uterine fibroids Potentially 26,000,000 women in US, Japan, France, Germany, Italy, Spain, & UK with symptomatic fibroids Estimated 700,000 severe cases currently requiring surgery or radical treatment in large market countries Mean age of women seeking UF treatment, 39 Potential years on therapy, 10 Uterine Fibroids regress when a woman reaches menopause If only 25% of severe population use drug option $1,750,000,000/yr Market

Key Symptom Driving Women to Seek Therapy for Uterine Fibroids Excessive Menstrual Bleeding Spotting Light Moderate Heavy 12.5 0.8 0.4 2.2 0.4 25 1.8 2.2 0.4 0.4 50 3.6 0.4 0.6 0.4 Lupron 8.6 2.4 1.6 2.4 Placebo 13.4 7.6 8.6 2.2 European Pilot Study (n=30) BL Mo 1 Mo 2 Mo 3 Placebo 113.5 91 83 69 P<0.05 US Phase IIb (n=127) P<0.0001 Menorrhagia=PBAC>80 Basis for Commencement of US Phase III Studies Proellex stops bleeding

BL MO 1 Mo 2 Mo 3 Placebo 56.3 37.5 37.5 37.5 Phase 2 Uterine Fibroid Trial UFSQOL UFSQOL Uterine Fibroid Symptom Survey High score > severity Month 3 significance values v.s. placebo; 25 mg p <0.0001 Spies et al, Obstetrics & Gynecology, vol. 99, No. 2, February 2002

Comparison of Published Data for Uterine Artery Embolization and Proellex 25 mg at 3 Months of Treatment UAE data from Smith et al, 2004 Not adjusted for baseline p< 0.0001 compared to placebo

Concern Activities Energy/Mood Control Self-Conscious Sexual Function Total HRQL Uterine Fibroid Patients 55.2 67.1 64.1 62.3 57.2 65 62.6 Normal Women 84 90.8 83.9 93 79 80.2 86.4 Placebo 61.6 71.2 72.8 74.7 62.4 74.6 69.9 Proellex 25mg 86.6 88.4 81.6 85.7 74.5 80 84 Uterine Artery Embolization 82.7 84.7 79.8 82.2 73.3 78.2 80.5 Comparison of Published Data for Uterine Artery Embolization and Proellex 25 mg at 3 Months of Treatment UAE data from Smith et al, 2004 Not adjusted for baseline Proellex vs Placebo p<0.05 on every assessment

Endometriosis Epithelial & stromal endometrial cells outside the uterine cavity Pelvic and back pain Infertility Pain during sex Severe menstrual cramps 5% of reproductive-age women - more that are undiagnosed 71-87% of women with chronic pelvic pain 25-40% (2-4 million) infertility cases could be due to endometriosis 53% of teenagers with cramps Unmet medical need - chronic condition, poor treatment options Lupron, OCs, Danazol, laparoscopic procedures High recurrence rates after treatment

Endometriosis Large Untapped Market 17 million potential patients $1.2B spent in major healthcare markets worldwide This despite poor treatment options and poor diagnosis "Gold Standard" care GnRHa limited to 6 months 71-87% of women with chronic pelvic pain 25-40% (2-4 million) infertility cases could be due to endometriosis 53% of teenagers with cramps 10% penetration x 17,000,000 x $1000/patient $1.70 billion per year opportunity

Key Symptom Driving Women to Seek Therapy for Endometriosis Pelvic Abdominal Pain Fewer mean days of pain with 50mg Proellex (higher percentage of pain free days than with Lupron) p< 0.05 Lupron not statistically different than 25mg Proellex dose % Pain Free Days As Reported thru Month 6 Results of European Pilot Study (n=40) & Basis of Current IND Range of patient experiences 50 mg dose yields range of 88-100% Pain free days

European Endometriosis Pilot Study Days of Any Pelvic/Abdominal Pain Lupron 25 mg 50 mg 101 74 86 3 105 24 16 0 109 7 19 13 115 166 57 1 203 13 55 1 206 8 33 0 218 51 40 6 213 8 33 9 22 19 6 8

Proellex Safety Experience Well tolerated at all doses Potential for break through vaginal bleeding significantly reduced by incorporating "off-drug" intervals Open-label extension study confirming positive impact of "off-drug" interval

"Off Drug Interval" Treatment Strategy 4 Month Dosing Cycle 4 Month Dosing Cycle 4 Month Dosing Cycle Off Drug Interval to allow for: Menses Refresh the endometrium Experience to date suggests menses returns in 25-35 days Return of symptoms Continue as needed Concept has been accepted by the FDA as noted in End of Phase II meeting minutes

Proellex Summary of FDA meetings FDA will entertain multiple label indications First NDA: Preoperative treatment of Anemia 2nd NDA: Chronic treatment of symptoms associated with fibroids 3rd NDA: Chronic treatment of symptoms of endometriosis Initial Phase III program - anemia and fibroids Two 65-patient trials - Anemia prior to surgery for fibroids Two 75-patient trials - Symptoms associated with uterine fibroids Ongoing Phase II endometriosis study (n=75) Plan interim analysis late Q2'08 Open label extension studies as required to satisfy safety data base 400 patient 2-cycle study with holiday until symptoms return (25mg or 50mg Proellex ) 500 patient 3-cycle study with holiday until menses returns to satisfy FDA need for 200 patients for one year of dosing Protocols to be submitted to FDA for input mid Q1'08 Total pooled safety data base Phase I-III trials as part of submission

Proellex Market Opportunity Proellex Uterine fibroid anemia $140 million/year Uterine fibroid symptoms $1.75 billion/year Endometriosis symptoms $1.70 billion/year Proellex Opportunity +$3.5 billion/year

Androxal

Androxal

- Trans isomer of clomiphene citrate
  - Cis isomer opposes action and has increased side effect risk
- Antiestrogen that normalizes pituitary responsiveness in 2º hypogonadal men
- Highly statistically significant results in 6 month Phase III study showing restoration of pituitary responsiveness resulting in normalization of testicular function and testosterone levels
- Multiple patents and patent applications including pure isomer composition


RO
C
C
Cl
trans
RO
Cl
C
C
cis

$R=(C_2H_5)_2NCH_2CH_2$

Repros

Androxal Regulatory Strategy Primary focus on development of therapy to treat conditions associated with Metabolic Syndrome (estimated 15-20% of the male population) Insulin resistance Elevated glucose Elevated triglycerides Delay onset of Type II diabetes in the aging male Secondary focus on the preservation of fertility and testicular function and normalization of testosterone in hypogonadal men of reproductive age

Impact of Hypogonadism on Insulin Sensitivity and *Metabolic Syndrome*



Glucose Disposal Rate M (mg/kg min)
8
7
6
5
4
3
2
1
0
P<0.05
T<280
T>280

T<280 90% *Metabolic Syndrome*
T>280 29% *Metabolic Syndrome*

- **American Heart Association definition of *Metabolic Syndrome***
  - Elevated waist circumference, ≥ 40"
  - Triglycerides, ≥ 150 mg/dl
  - Reduced HDL, < 40 mg/dl
  - Elevated Blood Pressure, ≥ 130/85
  - Elevated Fasting Glucose, ≥ 100 mg/dl

"In men, low T levels predisposes to central obesity and predicts the development of both the metabolic syndrome and DM2."

Pitteloud et al, Journal of Clinical Endocrinology & Metabolism 90(5):2636-2641

Scientific Rationale for Androxal Effects and Clinical Need Recently published article suggests benefit of normal testosterone in the aging male In men age 50 -91 followed for 11+ years T < 240 ^g/dl 40% more likely to die Low T predicts increased risk of Cardiovascular disease Respiratory disease Conclusion "Testosterone insufficiency in older men is associated with increased risk of death over the following 20 years, independent of multiple risk factors and several pre-existing health conditions." Laughlin et al, Journal of Clinical Endocrinology & Metabolism Vol. 93, No. 1 68-75

Change in Serum Glucose Subset of Men BMI>26, Glucose >99 (+50% patients studied) 0 1 2 3 Androxal Pooled 0 -15 -16 -23 No significant change in Placebo or Androgel arms Significant mean change in Androxal arm p<0.01 0 1 2 3

Impact of Androxal on Male Fertility Baseline 6 Months Androgel 5.42 1.1 12.5 mg Androxal 7.02 9.1 25 mg Androxal 6.4 11.8 Comparison of Means p=0.011 Comparison of Median p=0.0045 Estimated 1/3 of current T market ($750 million) are men of reproductive age 32% of men in Repros study under age of 50 Exogenous testosterone suppresses pituitary secretion of FSH FSH required for stimulation of sertoli cell spermatogenesis Suppressed FSH suppresses spermatogenesis as evidenced by reduction in testicular size

Androxal Market Opportunity Androxal Fertility preservation in 2^ hypogonadism $250 million/yr Metabolic Syndrome +$1 billion/yr Ex-US treatment of 2^ hypogonadism $100 million/yr Androxal Opportunity >$1.35 billion

Repros Fundamentals Shares Outstanding 12,774,904 (all common, no warrants) 2005 Cash Burn $7,391,000 2006 Cash Burn $14,195,000 (no debt) Burn 2007 ~$14,400,000 Unaudited Cash on 2/4/08 : approximately $23.4million

Recent and Upcoming Milestones & Goals 2Q07 Reported top-line Proellex Phase 2b fibroid data 3Q07 Commenced US Proellex Phase 2 endometriosis trial 3Q07 Reported non-pivotal Phase 3 Androxal data 1Q08 Submitted Anemia IND 1Q08 Commence Phase 3 registration trials for Anemia 1Q08 Commence Phase 3 registration trials for fibroid symptoms 1Q08 Report data from ongoing Proellex open-label fibroid trial 2Q08 Report interim Proellex Phase 2 endometriosis data 2Q08 Commence Phase 2b Androxal fertility preservation trial 2Q08 Commence Phase 2b Androxal Metabolic Syndrome trial 4Q08 Report Phase 3 Anemia registration trial top-line data 4Q08 Report Phase 3 Fibroid registration trial top-line data End'08 Submit Proellex Anemia indication NDA 1Q09 Commence Phase 3 registration trials for Endometriosis 2Q09 Report Androxal Phase 2b Metabolic Syndrome data 2Q09 Report Androxal Phase 2b fertility preservation trial 4Q09 Submit Proellex Chronic Fibroid indication NDA

Thank you